EXHIBIT 10.4

ASSIGNMENT AND ASSUMPTION OF
REAL ESTATE PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

THIS ASSIGNMENT AND ASSUMPTION OF REAL ESTATE PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS (this “Assignment”) dated as of this 14th day of May, 2014, is made and entered into by and between GRIFFIN-AMERICAN HEALTHCARE REIT III ADVISOR, LLC, a Delaware limited liability company (“Assignor”); and GAHC3 LITHONIA GA MOB, LLC, a Delaware limited liability company (“Assignee”), with reference to the following Recitals:

RECITALS

A.    Assignor is the “Buyer” under that certain Real Estate Purchase Agreement and Escrow Instructions entered into as of April 28, 2014, by and among Assignor, 5461 Hillandale, LLC, a Georgia limited liability company (“Seller”), McWhirter Realty Partners, LLC, a Delaware limited liability company (“Seller Guarantor”), and Chicago Title Insurance Company (the “Purchase Agreement”), wherein Assignor agreed to purchase the Property (as such term is defined in the Purchase Agreement), as more particularly described in the Purchase Agreement, on the terms and conditions set forth in the Purchase Agreement.

B.     Assignor desires to assign and transfer to Assignee, and Assignee desires to assume from Assignor, all of Assignor’s right, title, claim and interest in, to and under the Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing Recitals (which are incorporated herein by this reference) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

AGREEMENT

1.    Assignment; Assumption. Assignor hereby assigns and transfers to Assignee all of Assignor’s right, title, claim and interest as “Buyer” or otherwise in, to and under the Purchase Agreement. By executing this Assignment, Assignee hereby accepts such assignment and expressly agrees to assume and be bound by all of the provisions of the Purchase Agreement from and after the date hereof.

2.    Successors and Assigns. This Assignment shall inure to the benefit of, and be binding upon, the successors, executors, administrators, legal representatives and assigns of the parties hereto.

3.    Counterparts. This Assignment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

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IN WITNESS WHEREOF, the parties have caused this Assignment to be executed by their duly authorized representatives as of the date first written above.

ASSIGNOR:	GRIFFIN-AMERICAN HEALTHCARE REIT III ADVISOR, LLC, a Delaware limited liability company

By:	American Healthcare Investors LLC, a Delaware limited liability company

Its:	Managing Member

By: /s/ Mathieu Streiff

Name: Mathieu Streiff

Title: Principal

Signature Page to
Assignment and Assumption of Real Estate Purchase Agreement and Escrow Instructions
[Dekalb Professional Center]

ASSIGNEE:	GAHC3 LITHONIA GA MOB, LLC,
a Delaware limited liability company

By:      Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership
Its:       Sole Member

By:      Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation
Its:       General Partner

By:  /s/ Mathieu Streiff
Name:  Mathieu Streiff
Title:    Executive Vice President

Signature Page to
Assignment and Assumption of Real Estate Purchase Agreement and Escrow Instructions
[Dekalb Professional Center]